UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2006

FTI CONSULTING, INC.

(Exact name of registrant as specified in charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Non-Employee Director Compensation Arrangements

On June 6, 2006, the Board of Directors (the “Board”), upon the recommendation of the Compensation Committee of the Board, of FTI Consulting, Inc. (“FTI”) approved and authorized amendment (the “Director Plan Amendment”) to FTI’s Non-Employee Director Compensation Plan established effective April 27, 2005 (the “Director Plan”) pursuant to Section 12 of the Director Plan, to (A) eliminate the Director Plan’s designation as a sub-plan of the FTI Consulting, Inc. 2004 Long-Term Incentive Plan, as Amended and Restated Effective as of April 27, 2006, as further amended (the “2004 Plan”), (B) permit equity compensation to non-employee directors under the Director Plan to be awarded pursuant to any equity plan approved by stockholders of FTI from time to time, including the FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan (the “2006 Plan”) and the FTI Consulting, Inc. Deferred Compensation Plan for Key Employees and Non-Employee Directors approved by stockholders of FTI at the Annual Meeting held on June 6, 2006, and (C) conform the definition of “Change in Control” in the Director Plan to the definition of “Change in Control” in the 2006 Plan. The Director Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Amendment to 2004 Long-Term Incentive Plan, Amended and Restated Effective as of April 27, 2005, as Further Amended

On June 6, 2006, the Board of FTI authorized amendment (the “2004 Plan Amendment”) to the 2004 Plan pursuant to Section 7(e) of the 2004 Plan to no longer designate the Director Plan as a sub-plan of the 2004 Plan. The 2004 Plan Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
10.1	Amendment dated as of June 6, 2006 to the FTI Consulting, Inc. Non-Employee Director Compensation Plan

10.2	Amendment dated as of June 6, 2006 to the FTI Consulting, Inc. 2004 Long-Term Incentive Plan, as Amended and Restated Effective as of April 27, 2005, as further amended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 7, 2006	By:	/S/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment dated as of June 6, 2006 to the FTI Consulting, Inc. Non-Employee Director Compensation Plan

10.2	Amendment dated as of June 6, 2006 to the FTI Consulting, Inc. 2004 Long-Term Incentive Plan, as Amended and Restated Effective as of April 27, 2005, as further amended